SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
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                             CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  April 24, 1998


                          GB&T BANCSHARES, INC.
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      (Exact name of Registrant as Specified in its Charter)


         Georgia                                      applied for
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(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   500 Jesse Jewell Parkway, S.E.
                   Gainesville, Georgia                  30503
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        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (770) 532-1212


                            Not applicable
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  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          GB&T Bancshares, Inc. is a bank holding company formed through the merger of 500 Parkway Interim Corporation and Gainesville
          Bank & Trust (the "Bank"). The Bank's securities were registered under the Securities Exchange Act of 1934 (the "Act") and the Bank filed reports pursuant to that Act with the Federal Deposit
          Insurance Corporation (the "FDIC"). Pursuant to Rule 12g-3 of the Act, the class of securities issued to security holders of the Company in connection with the merger are deemed registered under Section 12(b) of the Act and the Company is the successor issuer to the Bank.



                                      SIGNATURES


     Pursuant to the requirements of the Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GB&T BANCSHARES, INC.



                              By: /s/ Richard A. Hunt, Jr.
                                 Richard A. Hunt, Jr.
                                 President and Chief Executive Officer



                                  May 4, 1998
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                                 Date